EXHIBIT 24


                                POWER OF ATTORNEY

                  Each of the undersigned, being an officer or director, or both, of RUSSELL-STANLEY HOLDINGS, INC. (the "Company") and/or one or more of RUSSELL-STANLEY CORP., CONTAINER MANAGEMENT SERVICES, INC., NEW ENGLAND CONTAINER CO., INC., RUSSELL-STANLEY, INC. (in its capacity as an issuer and as general partner of Russell-Stanley, L.P.) and RSLPCO, INC. (each, a "Guarantor"), in his capacity or capacities as set forth below, hereby constitutes and appoints ROBERT L. SINGLETON and DANIEL W. MILLER, and each of them acting alone, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company and/or one or more Guarantors, as applicable, to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the Company's 10 7/8% Senior Subordinated Notes due 2009 and the guarantees by the Guarantors thereof (collectively, the "Securities"), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacity or capacities indicated below to one or more registration statements to be filed with the Securities and Exchange Commission with respect to the Securities, to any and all amendments or supplements to any such registration statement, whether such amendments or supplements are filed before or after the effective date of the applicable registration statement, and to any and all instruments or documents filed as part of or in connection with any such registration statement or any and all amendments or supplements thereto, whether such amendments or supplements are filed before or after the effective date of any such registration statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.




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                                                                               2


          Signature                                 Title

/s/ Robert L. Rosner                         Russell-Stanley Holdings, Inc.
-------------------------                    -----------------------------------
Robert L. Rosner                             Chairman of the Board of Directors

                                             Russell-Stanley Corp.
                                             -----------------------------------
                                             Director

                                             Russell-Stanley, Inc.
                                             -----------------------------------
                                             Director

                                             RSLPCO, Inc.
                                             -----------------------------------
                                             Director

                                             Russell-Stanley, L.P.
                                             -----------------------------------
                                             Director of Russell-Stanley, Inc.,
                                             in its capacity as general partner
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                                                                               3

/s/ Robert L. Singleton                      Russell-Stanley Holdings, Inc.
-------------------------                    -----------------------------------
    Robert L. Singleton                      President, Chief Executive Officer,
                                             Secretary,
                                             Assistant Treasurer and Director

                                             Russell-Stanley Corp.
                                             -----------------------------------
                                             President, Chief Executive Officer
                                             and Director

                                             Container Management Services, Inc.
                                             -----------------------------------
                                             Director

                                             New England Container Co., Inc.
                                             -----------------------------------
                                             Director

                                             Russell-Stanley, Inc.
                                             -----------------------------------
                                             President, Chief Executive Officer
                                             and Director

                                             RSLPCO, Inc.
                                             -----------------------------------
                                             President, Chief Executive Officer,
                                             Secretary, Assistant Treasurer and
                                             Director

                                             Russell-Stanley, L.P.
                                             -----------------------------------
                                             Director of Russell-Stanley, Inc.,
                                             in its capacity as general partner

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                                                                               4

/s/ Daniel W. Miller                         Russell-Stanley Holdings, Inc.
-------------------------                    -----------------------------------
    Daniel W. Miller                         Executive Vice President, Chief
                                             Financial Officer, Treasurer,
                                             Assistant Secretary and Director

                                             Russell-Stanley Corp.
                                             -----------------------------------
                                             Executive Vice President, Chief
                                             Financial Officer, Treasurer,
                                             Assistant Secretary and Director

                                             Container Management Services, Inc.
                                             -----------------------------------
                                             Executive Vice President, Chief
                                             Financial Officer and Director

                                             New England Container Co., Inc.
                                             -----------------------------------
                                             Executive Vice President, Chief
                                             Financial Officer, Secretary and
                                             Director

                                             Russell-Stanley, Inc.
                                             -----------------------------------
                                             Executive Vice President, Chief
                                             Financial Officer, Treasurer,
                                             Assistant Secretary and Director

                                             RSLPCO, Inc.
                                             -----------------------------------
                                             Executive Vice President, Chief
                                             Financial Officer, Treasurer,
                                             Assistant Secretary and Director

                                             Russell-Stanley, L.P.
                                             -----------------------------------
                                             Director of Russell-Stanley, Inc.,
                                             in its capacity as general partner


/s/ Mark E. Daniels                          Russell-Stanley Holdings, Inc.
-------------------------                    -----------------------------------
    Mark E. Daniels                          Executive Vice President and
                                             Director

                                             Container Management Services, Inc.
                                             -----------------------------------
                                             President and Director


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                                                                               5

/s/ Michael W. Hunter                        Russell-Stanley Holdings, Inc.
-------------------------                    -----------------------------------
    Michael W. Hunter                        Executive Vice President and
                                             Director

/s/ Ronald M. Litchkowski                    Russell-Stanley Corp.
-------------------------                    -----------------------------------
    Ronald M. Litchkowski                    Vice President, Controller and
                                             Secretary

                                             Russell-Stanley, Inc.
                                             -----------------------------------
                                             Vice President, Controller and
                                             Secretary

                                             Russell-Stanley Holdings, Inc.
                                             -----------------------------------
                                             Vice President, Controller

/s/ Gerard C. DiSchino                       New England Container Co., Inc.
-------------------------                    -----------------------------------
    Gerard C. DiSchino                       President and Director

/s/ Eugene D. Onofrio                        New England Container Co., Inc.
-------------------------                    -----------------------------------
    Eugene D. Onofrio                        Vice President, Controller
                                             and Treasurer

/s/ Norman W. Alpert                         Russell-Stanley Holdings, Inc.
------------------------                     -----------------------------------
    Norman W. Alpert                         Director

/s/ Vincent J. Buonanno                      Russell-Stanley Holdings, Inc,
-------------------------                    -----------------------------------
    Vincent J. Buonanno                      Director

/s/ Todd N. Khoury                           Russell-Stanley Holdings, Inc.
-------------------------                    -----------------------------------
    Todd N. Khoury                           Director

/s/ Leonard Lieberman                        Russell-Stanley Holdings, Inc.
-------------------------                    -----------------------------------
    Leonard Lieberman                        Director

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                                                                               6

/s/ Kevin Mundt                              Russell-Stanley Holdings, Inc.
-------------------------                    -----------------------------------
    Kevin Mundt                              Director

/s/ Arthur J. Nagle                          Russell-Stanley Holdings, Inc.
-------------------------                    -----------------------------------
    Arthur J. Nagle                          Director

/s/ Vincent J. Naimoli                       Russell-Stanley Holdings, Inc.
-------------------------                    -----------------------------------
    Vincent J. Naimoli                       Director

/s/ Daniel S. O'Connell                      Russell-Stanley Holdings, Inc.
-------------------------                    -----------------------------------
    Daniel S. O'Connell                      Director

/s/ John W. Priesing                         Russell-Stanley Holdings, Inc.
-------------------------                    -----------------------------------
    John W. Priesing                         Director